SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                         COMMUNITY FIRST BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid


--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         COMMUNITY FIRST BANCORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Community First Bancorporation will be held at the Seneca Office of Community First Bank, 449 Highway 123 Bypass, Seneca, South Carolina, on Tuesday, April 25, 2006, at 1:30 p.m., for the following purposes:

     (1)  To elect four directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 1, 2006, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

         Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

         Included herewith is the Company's 2006 Proxy Statement. Also included is the Company's 2005 Annual Report to Shareholders.

                                            By Order of the Board of Directors



March 31, 2006                               Frederick D. Shepherd, Jr.
                                             President

                                 PROXY STATEMENT

                         COMMUNITY FIRST BANCORPORATION
                            3685 Blue Ridge Boulevard
                         Walhalla, South Carolina 29691
                                 (864) 638-2105

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 1:30 p.m. on Tuesday, April 25, 2006 in Community First Bank's Seneca Office, 449 Highway 123 Bypass, Seneca, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 31, 2006, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal contact, including contact by telephone or other electronic means, by directors and regular employees of the Company.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2005, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                VOTING PROCEDURES

Voting

         Shareholders who hold their shares of record in their own names can vote their shares by marking the enclosed proxy form, dating it, signing it, and returning it to the Company in the enclosed postage-paid envelope. Shareholders of record can also attend the Annual Meeting and vote in person. Shareholders who hold their shares in street name with a broker or other nominee can direct their vote by submitting voting instructions to the broker or nominee in accordance with the procedure on the voting card provided by the broker or nominee. Shareholders who hold their shares in street name may attend the Annual Meeting, but may not vote in person without a proxy appointment from a shareholder of record.

Revocation of Proxy

         Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Frederick D. Shepherd, Jr., President, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691, or by mailing to Mr. Shepherd at Post Office Box 1097, Walhalla, South Carolina 29691, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any record shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

Quorum and Method of Counting Votes

         At the close of  business  on March 1,  2006,  there  were  outstanding
2,798,409 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 1, 2006 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

Actions to be Taken by the Proxies

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2007 Annual Meeting may do so by mailing them in writing to Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 1097, Walhalla, South Carolina 29691, or by delivering them in writing to Mr. Shepherd at the Company's main office, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691. Such written proposals must be received prior to December 1, 2006, for inclusion, if otherwise appropriate, in the Company's 2007 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 14, 2007, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS

         Set forth below is information as of March 1, 2006 about persons who are currently beneficial owners of 5% or more of the Company's common stock.

 Name and                           Number of Shares           % of outstanding
  Address                          Beneficially owned            common stock

Frederick D. Shepherd, Jr.               236,222(1)                  8.1%
P. O. Box 1097
Walhalla, S.C. 29691

James E. Turner                          185,558(2)                  6.5%
P. O. Box 367
Seneca, S.C. 29679

----------
     (1)  Includes presently exercisable options to purchase 77,703 shares.
     (2)  Includes presently exercisable options to purchase 19,099 shares.

         The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT OF THE COMPANY."

                              ELECTION OF DIRECTORS

         At the Annual Meeting, four directors are to be elected to hold office for the next three years, their terms expiring at the 2009 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated Larry S. Bowman, M.D., William M. Brown, John
R. Hamrick and Frederick D. Shepherd, Jr. each to serve a three year term. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "MANAGEMENT OF THE COMPANY - Committees of the Board of Directors - Nominating Committee."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Bowman, Brown, Hamrick and Shepherd. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available to serve, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

Management Security Ownership, Positions with the Company and Terms of Office

         The table below shows as to each director and nominee his name and positions held with the Company, the period during which he has served as a director of the Company, and the number of shares of the Company's common stock owned by him at March 1, 2006. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified.

                                             NUMBER OF          % OF SHARES       POSITIONS WITH        DIRECTOR
                                  AGE        SHARES(1)          OUTSTANDING         THE COMPANY          SINCE*
                                  ---        ---------          -----------         -----------          ------

         Nominees for re-election to the Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2009 are:

Larry S. Bowman, M.D.             57           82,336(2)            2.9%           Vice Chairman            1989
Seneca, S.C.                                                                       and Director

William M. Brown                  60           93,363(3)            3.3%           Director and             1989
Salem, S.C.                                                                          Secretary

John R. Hamrick                   58           89,420 (4)           3.2%             Director               1989
Seneca, S.C.

Frederick D. Shepherd, Jr.        65          236,222 (5)           8.1%       Director, President,         1989
Walhalla, S.C.                                                                Chief Executive Officer
                                                                                  and Treasurer

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2008 are:

James E. McCoy                    68          109,765 (6)           3.8%           Chairman and             1989
Walhalla, S.C.                                                                       Director

James E. Turner                   69          185,558 (7)           6.5%             Director               1989
Seneca, S.C.

Charles L. Winchester             65          123,482 (8)           4.3%             Director               1989
Sunset, S.C.

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2007 are:

Robert H. Edwards                 75          101,810(9)            3.6%             Director             1989
Walhalla, S.C.

Blake L. Griffith                 70          134,490(10)           4.7%             Director             1995**
Walhalla, S.C.

Gary V. Thrift                    45           89,190(11)           3.1%             Director             1995***
Seneca, S.C.

All Directors, nominees
and executive officers
as a group (10 persons)                     1,245,636(12)           40.6%

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.
--------------------
*Includes service as a director of Community First Bank prior to its acquisition by the Company in 1997.
**Mr. Griffith previously served on the Board of Directors from 1989 to 1993. ***Mr. Thrift previously served on the Board of Directors from 1989 to 1992.

(1) Includes for each non-employee director 19,099 shares subject to currently exercisable options.
(2) Includes 36,103 shares jointly owned with Mary M. Bowman, Dr. Bowman's wife; 14,484 shares owned by Mary M. Bowman; 1,541 shares owned by Dr. Bowman's daughter; and 10,685 shares held as trustee for Dr. Bowman's children.
(3)  Includes 3,282 shares owned by Annie B. Brown, Mr. Brown's wife.

(4) Includes 2,318 shares jointly owned with Frances R. Hamrick, Mr. Hamrick's wife; 5,166 shares owned by Mr. Hamrick's Defined Benefit Plan; 987 shares held as trustee for Mr. Hamrick's daughters; 5,922 shares owned by Mrs. Hamrick's Defined Benefit Plan; and 2,510 shares owned by Mr. Hamrick's daughters.
(5)  Includes presently exercisable options to purchase 77,703 shares.
(6) Includes 90,666 shares over which Mr. McCoy shares voting control with his wife, Charlotte B. McCoy.
(7)  Includes 20,553 shares owned by Patricia S. Turner, Mr. Turner's wife.
(8) Includes 40,384 shares jointly owned with Joan O. Winchester, Mr. Winchester's wife; 2,997 shares owned by Joan O. Winchester; and 1,785 shares held as custodian for Mr. Winchester's grandchildren.
(9) Includes 26,022 shares jointly owned with Ruth D. Edwards, Mr. Edward's wife; 6,441 shares owned by Ruth D. Edwards; and 9,717 shares owned by Robert H. Edwards LLC.
(10) Includes 16,864 shares owned by Susan P. Griffith, Mr. Griffith's wife; and 98,375 shares jointly owned with Susan P. Griffith.
(11) Includes 19,229 shares held as guardian for Mr. Thrift's children; 383 shares owned by Catherine Thrift, Mr. Thrift's wife; and 768 shares owned jointly with Catherine Thrift.
(12) Includes presently exercisable options to purchase 249,509 shares.

Directors' Business Experience For The Past Five Years

Larry S. Bowman, M.D.               Orthopedic    surgeon    with   Blue   Ridge
                                    Orthopedic Association, P.A.

William M. Brown                    President  and Chief  Executive  Officer  of
                                    Lindsay Oil Company, Inc.

Robert H. Edwards                   President of Edwards Auto Sales.

Blake L. Griffith                   President of Griffith Properties,  LLC since
                                    September 1998; formerly President and Chief
                                    Executive Officer of Next Day Apparel, Inc.

John R. Hamrick                     President of Lake Keowee Real Estate,  Inc.;
                                    President of John Hamrick Real Estate.

James E. McCoy                      Plant Manager of Timken Company.

Frederick D. Shepherd, Jr.          President,   Chief  Executive   Officer  and
                                    Treasurer  of  Community  First  Bank  since
                                    1989; President, Chief Executive Officer and
                                    Treasurer of the Company since May, 1997.

Gary V. Thrift                      President,  Thrift  Development  Corporation
                                    (general  contractor),  since February 1996;
                                    Vice President, Thrift Group, Inc. (building supplies), since July, 2001.

James E. Turner                     Chairman of the Board of Turner's  Jewelers,
                                    Inc.

Charles L. Winchester               President,  Winchester Lumber Company,  Inc.
                                    of Salem,  South  Carolina;  Vice President,
                                    Boones Lumber Company.

         Neither the principal executive officer nor any directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors and Director Attendance at the Annual Meeting of Shareholders

         During the last full fiscal year, ending December 31, 2005, the Board of Directors of the Company met four times, including regular and special meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. Shareholders may also nominate director candidates as shareholder nominees for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing not less than 14 days nor more than 50 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 14 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

         Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Edwards, Hamrick, Thrift and Winchester. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Audit Committee met four times in 2005. The Audit Committee does not have a written charter.

         Compensation Committee

         Although the Company does not have a standing compensation committee of the Board of Directors or a committee serving similar functions, Community First Bank has a compensation committee that makes recommendations to the Board of Directors of the Bank concerning compensation of the Chief Executive Officer of the Bank and the Company. The members of the Bank's Compensation Committee are Messrs. McCoy (chair), Brown, Bowman and Winchester. This committee met once in 2005.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 2005.

                           Summary Compensation Table

                                                                                      Long Term
                                                                                    Compensation
                                                  Annual Compensation(1)               Awards
                                                                                      Number of
                                                                                     Securities
                                                                                     Underlying          All Other
                                                                                       Options            Compen-
Name and Principal Position         Year         Salary(2)           Bonus           Awarded(3)          sation(4)
---------------------------         ----         ---------           -----         --------------        ---------

Frederick D. Shepherd, Jr.          2005        $274,108           $62,937                6,300          $34,199
     President, Chief Executive     2004        $274,789           $54,081               13,530          $34,378
     Officer and Treasurer          2003        $262,387           $44,721                  -0-          $34,093

---------------
(1) The Company pays club dues for Mr. Shepherd, provides him with the use of a Company car for business and personal use and pays attorneys' fees for estate planning services. The total of such benefits paid for Mr. Shepherd was less than 10% of his annual salary and bonus payments. Mr. Shepherd participates in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.
(2)  Includes $9,300 of director's fees in 2005; $10,700 in 2004, and $10,000 in
     2003.
(3) Adjusted for a 5% stock dividend effective November 28, 2003, a 10% stock dividend effective November 30, 2004 and a 5% stock dividend effective November 30, 2005.
(4) In 2005, includes $7,000 of matching contributions paid by the Company pursuant to the 401(k) plan; term life insurance premiums of $3,643; and split dollar life insurance premiums of $23,556.

                        Option Grants in Last Fiscal Year

         The following table sets forth information about options granted to the Chief Executive Officer in 2005. The amounts in the table have been adjusted to reflect the 5% stock dividend effected in 2005.

                                 Individual Grants
                                 -----------------
                              Number of   % of Total
                             Securities    Options                                  Potential Realizable Value at
                             Underlying   Granted to   Exercise                     Assumed Annual Rates of Stock
                              Options      Employees    Price        Expiration     Price Appreciation for 10-Year
        Name                 Granted(1)     in 2005   (per share)       Date                Option Term(2)
        ----                 ----------     -------   -----------       ----                --------------
                                                                                        5%               10%
                                                                                      ------           -------
Frederick D. Shepherd, Jr.       6,300      39.7%       $18.10        4/26/2015       $71,713          $181,734

--------------------
(1) The options were awarded on April 26, 2005 and became/become exercisable in 1,260 share increments on April 26, 2005, 2006, 2007, 2008, and 2009.
(2) The amounts in these columns are the result of calculations based on the assumption that the market price of the Common Stock will appreciate in value from the date of grant to the end of the ten-year option term at rates of 5% and 10% per year. The 5% and 10% annual appreciation assumptions are required by the Securities and Exchange Commission; they are not intended to forecast possible future appreciation, if any, of the Company's stock price.

            Option Exercises in Last Fiscal Year and Fiscal Year End
                         Options Outstanding and Values

         The following table presents information about options held by Mr. Shepherd at December 31, 2005. This information has been adjusted to reflect stock dividends and splits effected in 2005 and earlier.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value          Options 12/31/05              Options 12/31/05(1)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable      Unexercisable
----                   ---------------   --------   -----------     -------------   -----------      -------------
Frederick D.
Shepherd, Jr.                 -              -           77,702            14,075      $730,656            $41,840

(1) Based on a price of $18.32 per share, the weighted average price at which the Company's Common Stock has traded during the past year, and exercise prices ranging from $5.91 to $18.10 per share. The weighted average price has been adjusted to reflect the 5% stock dividend effected in 2005. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

 1989 Stock Option Plan and 1998 Stock Option Plan

         The Company has adopted two stock option plans, both of which have been approved by the shareholders. The 1989 Stock Option Plan reserved 431,735 shares of the Company's Common Stock for issuance to eligible employees upon exercise of options. The 1998 Stock Option Plan reserved 617,720 shares of the Company's Common Stock for issuance to eligible employees and directors upon exercise of options. Under both plans, the Board of Directors or a committee appointed by the Board of Directors, determines the persons to whom options will be granted and sets the terms of the options within the parameters of the plans. At December 31, 2005, under the 1989 Plan, options to purchase 61,420 shares of Common Stock were outstanding, all of which were exercisable. The exercisable options have an average exercise price of $5.13 per share. The 1989 Plan had a ten year term and has, therefore, terminated. Although options may still be exercised under the 1989 Plan, no further options may be granted under the 1989 Plan. At December 31, 2005, under the 1998 Plan, options to purchase 366,859 shares of Common Stock were outstanding, 193,914 shares were available for grant pursuant to options, and options to purchase 288,270 shares were exercisable. The exercisable options have an average exercise price of $12.48 per share.

         The numbers of shares and average prices in this section have been retroactively adjusted to reflect stock dividends and splits effective through December 31, 2005.

Shareholder Return Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid to executive officers.

         The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL 100-500 OTC BB and Pink Banks Index (reflecting changes in overall stock market performance for a national group of 382 banking companies with asset sizes ranging from $100 - $500 million, the trades of which are reported either on the OTC Bulletin Board or in the Pink Sheets). Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share. Values presented for the Company's common stock are based on information compiled by SNL Financial, LC, which prepared the performance graph, and are based on limited transactions.

Community First Bancorporation





                                                                     Period Ending
                                       --------------------------------------------------------------------------
Index                                      12/31/00    12/31/01    12/31/02     12/31/03    12/31/04     12/31/05
-----------------------------------     ------------ ----------- ----------- ------------ ----------- ------------
Community First Bancorporation               100.00      117.33      113.81       133.31      157.86       168.56
Russell 2000                                 100.00      102.49       81.49       120.00      142.00       148.46
SNL $100M-$500M OTC-BB and Pink Banks
Index                                        100.00      115.19      138.18       187.69      226.86       251.93

Compensation Committee Report on Executive Compensation

         The Compensation Committee follows a policy of providing Mr. Shepherd with a total compensation package consisting of salary, bonuses, insurance and other benefits and stock options. The Committee used the services of Calvert Consulting, a compensation consulting firm, to assist it in setting Mr. Shepherd's 2005 compensation. The consultant evaluates executive performance based on a national peer group of all commercial banks with assets between $300 million and $1 billion. The Compensation Committee used this peer group information for comparison to the Company in setting Mr. Shepherd's 2005 salary. Based on these criteria, Mr. Shepherd's salary for 2005 was set at approximately the same level as the 2004 level.


         In determining bonuses to be awarded to Mr. Shepherd, the Committee takes into account the Company's overall success as measured by increases in its net income relative to the prior year and increases in market share as evidenced by growth in total assets. The bonus awarded to Mr. Shepherd in 2005 reflected the Company's increased net income and growth in assets for 2005 as compared to 2004. Stock options awarded to Mr. Shepherd in 2005 were for his service on the board of directors and were set at a level believed by the Committee to be appropriate to keeping his interests aligned with those of the shareholders. Insurance and other benefits are set by the Committee at levels believed to be competitive with other employers and to advance the Committee's goal of retaining Mr. Shepherd.

James E. McCoy (Chair)  Larry S. Bowman  William M. Brown  Charles L. Winchester


Compensation of Directors

         Directors receive compensation of $700 for each regular meeting of the Board of Directors of the Company attended and $600 for each regular meeting of the Board of Directors of the Bank attended. All non-employee directors also receive an annual grant of options to purchase 2,000 shares of the Company's common stock at an exercise price equal to the market value at the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Community First Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2005 was $7,839,433. During 2005, $2,944,527 of new loans were made and repayments totaled $3,985,703.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and written representations of the persons subject to Section 16(a), it appears that each director failed to timely file one Form 4 with respect to a grant of stock options in 2005.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected J. W. Hunt and Company, LLP, Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2006. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2005 and 2004, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2004 and 2005, respectively, J. W. Hunt and Company, LLP billed the Company an aggregate of $41,250 and $43,050 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services would include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2004 and 2005, respectively, J. W. Hunt and Company, LLP did not bill the Company for any audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance. Fees for other tax services include fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation. For the years ended December 31, 2004 and 2005, respectively, J. W. Hunt and Company, LLP, billed the Company an aggregate of $6,750 and $7,250 for tax fees.

All Other Fees

         All other fees would include fees for all services other than those reported above. For the years ended December 31, 2004 and 2005, J. W. Hunt and Company, LLP, did not bill the Company for any other fees.

         In making its decision to recommend appointment of J. W. Hunt and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2006, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J. W. Hunt and Company, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2005, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005. The Audit Committee has discussed with the Company's independent auditors, J. W. Hunt and Company, LLP, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from J. W. Hunt and Company, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with J. W. Hunt and Company, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

               Robert H. Edwards                  Gary V. Thrift
               John R. Hamrick                    Charles L. Winchester

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

         The "Compensation Committee Report on Executive Compensation," the "Audit Committee Report" and the information set forth under the caption "Shareholder Return Performance Graph" are not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2005, free of charge by requesting such form in writing from Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 1097, Walhalla, South Carolina 29691. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                         COMMUNITY FIRST BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 25, 2006

         Gary V. Thrift or Benjamin L. Hiott, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 25, 2006, and at any adjournment thereof, as follows:

1.   ELECTION  OF   [ ]  FOR all nominees listed  [ ]  WITHHOLD  AUTHORITY
     DIRECTORS TO        below (except any I have      to vote for all  nominees
     HOLD OFFICE         written below)                below
     FOR THREE
     YEAR TERMS

Larry S. Bowman, M.D., William M. Brown, John R. Hamrick and Frederick D. Shepherd, Jr.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: ------------------               ----------------------------------------

                                        ----------------------------------------